SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007 (October 10, 2007)

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-32225	20-0833098
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,		75201-6915
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 10, 2007, HEP Pipeline Assets, Limited Partnership (“HEP Pipeline”), a wholly owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”), and Alon USA, LP (“Alon”) entered into an Agreement Relating to Corrected Version Of Amendment and Supplement to Pipeline Lease Agreement and a corrected version (the “Amendment As Corrected”) of the Amendment and Supplement to Pipeline Lease Agreement originally entered into between HEP Pipeline and Alon on August 31, 2007 (the “Original Amendment”). The Original Amendment amended and supplemented the Pipeline Lease Agreement dated February 21, 1997, between Navajo Pipeline Company (predecessor in interest to HEP Pipeline) and American Petrofina Pipe Line Company (predecessor in interest to Alon USA, LP) and was described in and filed with the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission on September 10, 2007. The Amendment as Corrected corrects the Original Amendment with respect to the date of effectiveness of capacity reductions, payment obligations and the option to expand the leased capacity and supersedes the Original Amendment in its entirety. The Amendment as Corrected (1) reduces the amount of leased capacity on the Partnership’s Orla, Texas to El Paso, Texas pipeline by 2,500 barrels per day effective September 1, 2008, (2) extends the terms of two of Alon’s separate capacity leases on the pipeline for an additional 10 years (through August 31, 2018 and July 31, 2020, respectively), and (3) proportionately reduces the amount of lease rental payments based on the reduction in the amount of leased capacity effective September 1, 2008. Additionally, the Amendment as Corrected provides Alon with an option, after September 1, 2008 and with 60 days notice, to expand the leased capacity by 2,500 barrels per day for a term of 10 years, and provides Alon with the right to renew the capacity lease expiring on August 31, 2018 for an additional 10 year term. Under the Amendment as Corrected, from September 1, 2008 the total capacity leased by Alon on the pipeline will be reduced from 20,000 barrels per day to 17,500 barrels per day, subject to Alon’s right to expand the capacity as described above.
     In addition to the relationship between the Partnership and Alon created under the Pipeline Lease Agreement, as amended by the Amendment as Corrected, Alon owns 937,500 Class B subordinated units of the Partnership, which are all of the Partnership’s Class B subordinated units and which comprise approximately 5.7% of the Partnership’s total outstanding equity ownership, and the Partnership is a party to a pipelines and terminals agreement with Alon that expires in 2020 as described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2006.
     A copy of the Amendment as Corrected is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.

10.1	—	Corrected Version Dated October 10, 2007 of Amendment and Supplement to Pipeline Lease Agreement effective as of August 31, 2007 between HEP Pipeline Assets, Limited Partnership and Alon USA, LP.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.
its General Partner

	By:	Holly Logistic Services, L.L.C.
its General Partner

		By:	/s/ Stephen J. McDonnell

Stephen J. McDonnell
Vice President & Chief Financial Officer
Date: October 16, 2007

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

10.1	—	Corrected Version Dated October 10, 2007 of Amendment and Supplement to Pipeline Lease Agreement effective as of August 31, 2007 between HEP Pipeline Assets, Limited Partnership and Alon USA, LP.